EXECUTION COPY



           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Lender shall bind the Lender in respect of anything done, omitted or suffered to be done by the Collateral Agent in reliance thereon, whether or not notation of such action is made upon the applicable Note.

           IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Security Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                    MF RECEIVABLES CORP. IV



                                    By:
                                       Name:  Irwin L. Sandler
                                       Title:    Vice President


                                    THE CHASE MANHATTAN BANK,
                                        as Collateral Agent


                                    By:
                                       Name:
                                       Title:

Acknowledged as of this 29th
        day of July, 1999


DAIWA FINANCE CORP.,
   as Initial Lender

By:
   Name:
   Title:

                      MF RECEIVABLES CORP. III

                           (as Borrower),

                        MONACO FINANCE, INC.

                                 and

                      DAIWA FINANCE CORPORATION

                         (as Initial Lender)



                AMENDED AND RESTATED CREDIT AGREEMENT



                      Dated as of July 29, 1999

Doc #8K999.DOC
           AMENDED AND RESTATED CREDIT AGREEMENT (this "Agreement"), dated as of July 29, 1999, among MF Receivables Corp. III, a Delaware corporation (the "Borrower"), Monaco Finance, Inc., a Colorado corporation ("Monaco") and Daiwa Finance Corporation (the "Initial
Lender").

                         W I T N E S S E T H

           WHEREAS, the parties hereto are parties to that certain Credit Agreement (as heretofore amended, modified or supplemented, the "Existing Credit Agreement"), dated as of December 4, 1997; and

           WHEREAS, the parties acknowledge and agree that one or more Events of Default, Funding Termination Events and Servicer Events of Default (as such terms are defined in the Existing Credit Agreement) have occurred and are continuing; and

           WHEREAS, the parties wish to amend and restate their rights and obligations under the Existing Credit Agreement as set forth herein.

           NOW, THEREFORE, the parties agree that upon the fulfillment of the conditions precedent set forth in Article IV hereof, the Existing Credit Agreement shall no longer be in effect and the rights and obligations of the parties thereunder shall be amended and restated as follows:


                                    ARTICLE I
                                   DEFINITIONS

           Definitions. Except as the context shall otherwise require, the following terms shall have the following meanings for all purposes of this Agreement (the definitions to be applicable to both the singular and the plural form of the terms defined, where either such form is used in this Agreement):

           "Advances" means the advances provided for by Section 2.01 of the Existing Credit Agreement.

           "Affiliate" means, with respect to any Person (hereinafter "such Person"), any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person or another Affiliate of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting stock, by contract or otherwise.

           "APR" means the annual percentage rate of an Auto Loan as determined according to the related contractual documents with the Obligor thereof.

           "Application for Certificate of Title" has the meaning set forth in the Servicing Agreement.

                                        v
Doc #8K999.DOC
           "Assignee" has the meaning set forth in Section 9.01 hereof.

           "Authorized Officer" means, with respect to Monaco or the Borrower, any officer of Monaco or the Borrower, as the case may be, who is authorized to act for Monaco or the Borrower, as the case may be, in matters relating to transactions contemplated by this Agreement.

           "Auto Loan" means a fixed-rate, fully amortizing, closed-end installment loan (bearing interest calculable on a simple interest basis or based upon the Rule of 78s) arising from the sale of a new or used Vehicle to a consumer which includes, without limitation, (a) all security interests or liens and property subject thereto from time to time purporting to secure payment by the obligor thereunder, including, without limitation, Monaco's or the
Originator's rights under the related Dealer Agreement, (b) all guarantees, indemnities and warranties, insurance policies, certificates of title and other agreements or arrangements of whatever character from time to time supporting or securing payment of such loan, (c) all collections and records with respect to the foregoing and (d) all proceeds of any of the foregoing.

           "Back-up Servicer" means the Person appointed by the Initial Lender in accordance with Section 6.02(a) of the Servicing Agreement.

           "Board" means, with respect to any Person, its board of directors or, if it does not have a board of directors, its governing body which performs the same duties as a board of directors.

           "Business Day" means any day other than a Saturday or a Sunday, or another day on which commercial banks in the State of New York or Colorado (or in any other state as specified in writing by the Servicer in which the Servicer is located) are required, or authorized by law, to close or, for purposes of calculating the Interest Rate, on which commercial banks are not open for domestic and foreign exchange business in New York, New York, and London, England (as specified in writing from time to time by the Borrower).

           "Calculation Date" means, with respect to any Collection Period, the close of business on the last day of such Collection Period.

           "Capital Lease" means any lease or other agreement for the use of property which is required to be capitalized on a balance sheet of the lessee or other user of property in accordance with generally accepted accounting principles.

           "Certificate of Title" has the meaning set forth in the Servicing Agreement.

           "Class A Interest Rate" means a rate equal to LIBOR plus 2.50% per annum.

           "Class A Note(s)" means the Class A Notes issued in accordance with the provisions of Section 2.02(b) of the Existing Credit Agreement and shall include any subdivision of the Class A Note issued in accordance with the provisions of Section 2.02(c) hereof.

           "Class B Interest Rate" means a rate equal to 12% per annum.

           "Class B Note(s)" means the Class B Notes issued in accordance with the provisions of Section 2.02(b) of of the Existing Credit Agreement and shall include any subdivision of the Class B Note issued in accordance with the provisions of Section 2.02(c) hereof.

           "Code" means the Internal Revenue Code of 1986, as amended from time to time and any successor statute, together with the rules and regulations thereunder.

           "Collateral"  has the  meaning  set  forth  in the  Security
           Agreement.

           "Collateral Account" has the meaning specified in the Security Agreement.

           "Collateral Agent" means The Chase Manhattan Bank and any permitted successors and assignees thereof.

           "Collection Period" means each calendar month.

           "Computer Tape" means the diskette, or other computer readable medium, acceptable to the Initial Lender containing descriptions and payment information on each Designated Auto Loan.

           "Dealer" means each automobile dealer with whom Monaco or an Originator entered into a Dealer Agreement.

           "Dealer Agreement" means each agreement between a Dealer and either Monaco or an Originator, which provides for acquisition of the Auto Loans.

           "Default" has the meaning set forth in Section 13.01 hereof.

           "Defaulted Auto Loan" means a Designated Auto Loan (a) which by its terms has more than 10% of any installment of principal or interest which is 120 or more days contractually past due as measured from the date such Scheduled Payment is due in accordance with the provisions of the related Auto Loan or (b) which the Servicer has determined to be uncollectible in accordance with the Servicing Agreement and the Credit and Collection Policies.

           "Delinquency Rate" means, as of any Calculation Date, the aggregate Unpaid Principal Balance of the Designated Auto Loans (other than Defaulted Auto Loans) as to which Obligors are 31 days or more contractually past due as measured from the date such Scheduled Payment is due in accordance with the provisions of the related Loan Contract in making any portion of the Scheduled Payments, divided by the aggregate Unpaid Principal Balance of the Designated Auto Loans as of such Calculation Date.

           "Designated Auto Loan" means each Auto Loan pledged by the Borrower to the Collateral Agent under the Security Agreement as security for its obligations under the Existing Credit Agreement.

           "Designated Financed Vehicle" means, with respect to a Designated Auto Loan, the related Financed Vehicle.

           "Determination Date" means the 10th day of each month (or the immediately preceding Business Day if such day is not a Business Day).

           "Dollars" or "$" means the lawful currency of the United States of America, and in relation to any payment under this Agreement, same day or immediately available funds.

           "Eligible  Dealer" means either an independent or a franchised Dealer
(a) duly licensed and authorized as a dealer in new or used Automobiles by Governmental Authorities and (b) as to which Monaco or an Originator has entered into a Dealer Agreement.

           "Event of Default" has the meaning set forth in the Existing Credit Agreement.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

           "Executive Officer" with respect to a Person means the Chief Executive Officer, Chief Operating Officer or Chief Financial Officer of such Person.

           "Fair Valuation" of the Properties of any Person shall be determined on the basis of the amount which may be realized within a reasonable time, either through collection or sale of such assets at the regular market value, conceiving the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions.

           "Financed Vehicle" means a Vehicle pledged to secure the obligations of an Obligor under an Auto Loan.

           "Funding Termination Event" has the meaning specified in the Existing Credit Agreement.

           "GAAP" means, as of the date of any determination with respect thereto, generally accepted accounting principles as understood and applied in the United States at the time in question.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Guarantee" means, with respect to any Person, all obligations of such Person guaranteeing or in effect guaranteeing any Indebtedness (including, without limitation, liability in respect of a joint venture or a partnership), dividend or other obligation or Investment of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including obligations incurred through an agreement, contingent or otherwise, by such Person (a) to purchase such Indebtedness, obligation or Investment or any property or assets constituting security therefor, (b) to advance or supply funds (i) for the purchase or payment of such Indebtedness, obligation or Investment or (ii) to maintain working capital or equity capital, or otherwise to advance or make available funds for the purchase or payment of such Indebtedness, obligation or Investment, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of such Indebtedness, obligation or Investment of the ability of the primary obligor to make payment of such Indebtedness, obligation or Investment, or (d) otherwise to assure the owner of such Indebtedness, obligation or Investment against loss in respect thereof.

           "Guaranty Amounts" means, with respect to any Auto Loan, any and all amounts paid by the individual guarantor indicated on the applicable Loan Contract.

           "Increased    Cost"   has   the   meaning   set   forth   in
Section 2.06(d) hereof.

           "Indebtedness" means, with respect to any Person, all items (other than capital stock, capital surplus, retained earnings and deferred credits and deferred income taxes), which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a balance sheet as at the date on which Indebtedness is to be determined. The term "Indebtedness" shall also include, whether or not so reflected, (a) indebtedness, obligations and liabilities secured by any Lien on property of such Person, whether or not the indebtedness secured thereby shall have been assumed by such Person, (b) all obligations of such Person in respect of Capital Leases, and (c) all Guarantees.

           "Indemnifying   Party"   has  the   meaning   set  forth  in
Section 14.01 hereof.

           "Independent  Accountant" means Ehrhardt,  Keefe,  Steiner &
Hattman  P.C.  or  such  other  certified  public   accountant  as  the
Borrower and the Initial Lender may agree.

           "Initial Lender" means, subject to Section 7.03 hereof, Daiwa Finance Corporation.

           "Initial Reference Banks" means four major banks in the London interbank market selected by the Initial Lender.

           "Insurance Policy" means, with respect to a Financed Vehicle and a Loan Contract, any insurance policy maintained by the Obligor pursuant to the related Loan Contract that covers physical damage to the Financed Vehicle and collision (including policies procured by the Servicer on behalf of the Obligor or any VSI Policy), which policy shall name the Servicer as loss payee.

           "Insurance Proceeds" means, with respect to any Auto Loan and the related Financed Vehicle, any amount received during the related Collection Period pursuant to an Insurance Policy issued with respect to the related Financed Vehicle and such Auto Loan, net of any costs of collecting such amounts not otherwise reimbursed.

           "Interest Payment Date" means each Payment Date and each date upon which Advances are repaid, either in whole or in part.

           "Interest Period" means, with respect to any Advance, the period commencing with the date of such Advance to and excluding the Payment Date occurring in the month following the date of such Advance, and thereafter, the period commencing with each Payment Date, to and excluding the following Payment Date; provided that the final Interest Period in respect of an Advance shall end on the date such Advance is repaid in full.

           "Interest Rate" means, for any Interest Period, the Class A Interest Rate with respect to the Class A Notes and the Class B Interest Rate with respect to the Class B Notes.

           "Investment" means any loan, advance, extension of credit (except for accounts and notes receivable for merchandise sold or services furnished in the ordinary course of business, and amounts paid in advance on account of the purchase price of merchandise to be delivered to the payor within one year of the date of the advance), or purchase of stock, notes, bonds or other securities or capital contribution to any Person, whether in cash or other property. The amount of any Investment shall be its cost (the amount of cash or the fair market value of other property given in exchange therefor).

           "Lender" means the Initial Lender and any Assignee thereof.

           "LIBOR" means the per annum rate for deposits in United States dollars for a period of one month which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If such rate does not appear on Telerate Page 3750 on such day, the rate will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such day to prime banks in the London interbank market for a period of one month commencing on that day. The Initial Lender will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by two or more major banks in New York City, selected by the Initial Lender, in its sole discretion at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period of one month.

           "LIBOR Determination Date" means the second Business Day prior to the commencement of each Interest Period.

           "Lien" means any interest in property securing an obligation owed to, or a claim by, any Person other than the owner of the property, whether such interest shall be based on the common law, civil law, statute, civil code or contract, whether or not such interest shall be recorded or perfected and whether or not such interest shall be contingent upon the occurrence of some future event or events or the existence of some future circumstance or circumstances, and including the lien, privilege, security interest or other encumbrance arising from a mortgage, deed of trust, hypothecation, cession, transfer, assignment, pledge, adverse claim or charge, conditional sale or trust receipt, or from a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Agreement, a Person shall be deemed to be the owner of any property that such Person shall have acquired or shall hold subject to a conditional sale agreement or other arrangement (including a leasing arrangement) pursuant to which title to the property shall have been retained by or vested in some other Person for security purposes.

           "Loan Acquisition Agreement" means the Loan Sale and Contribution Agreement dated as of December 4, 1997, between the Borrower and Monaco, pursuant to which Monaco agreed to sell or contribute and the Borrower agreed to acquire, Eligible Auto Loans, as from time to time further amended, supplemented or modified.

           "Loan Acquisition Price" means, with respect to each Auto Loan, the price for transfer at which such Auto Loan was acquired by Monaco from a Dealer or an Originator in accordance with the Monaco Program Manual.

           "Loan Documents" means, with respect to an Auto Loan, (a) a copy of the retail installment loan contract and security agreement evidencing such Auto Loan, (b) a copy of the credit application and (c) a copy of an executed agreement to provide insurance signed by the Obligor or other written evidence that such Auto Loan is covered by an Insurance Policy.

           "Loan File" means, with respect to any Auto Loan, the original retail installment loan contract and security agreement evidencing the Auto Loan and originals or copies of such other documents and instruments relating to such Auto Loan and the security interest on the selected Financed Vehicle as specified in the Monaco Program Manual.

           "Material Adverse Effect" means, with respect to any Person, any event or circumstance that (a) would have a material adverse effect on the business, results of operation, revenues or financial condition of such Person and its consolidated Subsidiaries, taken as a whole, (b) would have a material adverse effect on the ability of such Person to perform its obligations under any Program Document to which it is a party or (c) would have a material adverse effect on the value or enforceability of the Designated Auto Loans taken as a whole.


           "Merger" means the merger of the Borrower with and into MF4.

           "MF4" means MF Receivables Corp. IV, a Delaware corporation.

           "MF4  Credit   Agreement"  means  the  Amended  and  Restated  Credit
Agreement, dated as of July 29, 1999, among MF4, Monaco and the Initial Lender, as such agreement may be amended, supplemented or modified from time to time.

           "MF4 Security Agreement" means the Amended and Restated Security Agreement, dated as of July 29, 1999, among Monaco, MF4 and The Chase Manhattan Bank, as Collateral Agent, as such agreement may be amended, supplemented or modified from time to time.

           "Minimum Assignment Denomination" means $500,000.

           "Monaco" means Monaco Finance, Inc., a Colorado corporation.

           "Monaco Program Manual" means the Monaco Program Manual (including the Credit and Collection Policies with respect to the Qualifying Auto Loans, without limitation) attached to the Existing Credit Agreement as Exhibit D, as modified through February 1, 1999 in conformity with the terms of the Existing Credit Agreement.

           "Monthly Servicer Fee" has the meaning set forth in the Supplementary Servicing Agreement.

           "Monthly Servicer Report" has the meaning set forth in the Servicing Agreement.

           "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

           "Net Payoff Balance" means, in respect of any Precomputed Auto Loans, the net payoff less any accrued but unpaid late charges, as determined in accordance with the Monaco Program Manual.

           "Net Principal Balance" means, with respect to any Precomputed Auto Loan, the Net Payoff Balance as of the due date of the last full Scheduled Payment, or if more recent, the due date of the last periodic payment of principal thereon.

           "Net Unrealized Amount" means, (a) with respect to any Auto Loan which is a Defaulted Auto Loan, the Unpaid Principal Balance of such Auto Loan minus the amount of any Recoveries with respect thereto, and (b) with respect to any Auto Loan where the related Obligor is in bankruptcy, the amount of losses allocable to principal incurred thereon.

           "Note(s)" means the Class A Notes and the Class B Notes.

           "Obligor" means, with respect to any Auto Loan, the Person or Persons primarily obligated to make payments in respect thereto.

           "Officer's Certificate" means (a) with respect to the Collateral Agent, any officer within the structured capital division (or any successor thereof) including any vice president, assistant vice president, or any officer or assistant officer of the Collateral Agent customarily performing functions similar to those performed by any of the above-designated officers and (b) with respect to Monaco, the Collateral Agent, the Servicer or the Borrower shall mean a certificate executed on behalf of such party by the Chairman of the Board, the President or any Vice President of the relevant entity.

           "Originator" means any Person, other than Monaco, that acquired Auto Loans directly from a Dealer.

           "Payment Date" means the 15th day of each month (or, if such day is not a Business Day, the next succeeding Business Day), commencing January 15, 1998.

           "Permitted Investments" means with respect to amounts on deposit in the Collateral Account, cash and cash equivalents, reasonably available to the Collateral Agent in compliance with regulatory requirements and the terms of this Agreement.

           "Permitted Liens" means:

           Liens created under the Security Agreement or under the MF3 Security Agreement;

           Liens securing taxes, assessments, governmental charges or levies not yet due or the payment of which is not then required by Section 10.6 hereof; or

           any Lien which is a mechanics lien assessed against a Financed Vehicle securing a Designated Auto Loan.

           "Person"  means  any  individual,  corporation,   partnership,  joint
venture,  association,   joint  stock  company,  trust,  estate,  unincorporated
organization or government (or any agency or political subsection thereof).

           "Precomputed Auto Loan" means any Auto Loan under which earned interest (which may be referred to in the Auto Loan as the add-on finance charge) and principal is determined according to the sum of periodic balances or the sum of monthly balances or the sum of the digits or any equivalent method commonly referred to as the "Rule of 78s."

           "Program Documents" means this Agreement, the Security Agreement, the Servicing Agreement, the Loan Acquisition Agreement, the Collateral Assignments, the Notes and the Supplementary Servicing Agreement, and any document executed or delivered by any party hereto in connection herewith or therewith, as any such document may be amended, supplemented, restated or modified from time to time. For purposes of Article XIV hereof, "Program Documents" shall also include the Existing Credit Agreement and the "Program Documents" referred to therein.

           "Property" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

           "Qualifying Auto Loan" means each Auto Loan which was acquired by Monaco in accordance with the Existing Credit Agreement.

           "Recoveries" means, with respect to a Defaulted Auto Loan and for any Collection Period occurring after the date on which such Auto Loan becomes a Defaulted Auto Loan, all payments that the Servicer received from or on behalf of an Obligor regarding such Defaulted Auto Loan or from liquidation of the related Financed Vehicle, including but not limited to Scheduled Payments, Guaranty Amounts, any and all rebates and Insurance Proceeds, as reduced by any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Defaulted Auto Loan.

           "Reference Banks" means four major banks in the London interbank market selected by the Initial Lender.

           "Repurchase Price" means, on any date of determination with respect to any Designated Auto Loan, an amount equal to the sum of (a) the product of
(i) 0.9 and (ii) the total of (A) the Unpaid Principal Balance of such Designated Auto Loan as of the end of the preceding Collection Period minus (B) the amount of any principal deposited in the Collateral Account in respect of such Designated Auto Loan since the end of such Collection Period and (b) accrued and unpaid interest in respect thereof, calculated at the related APR from the last day to which interest has been paid and credited to the Collateral Account through the date of repurchase thereof.

           "Requirement of Law" means, as to any Person, any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

           "Restricted Investment" means any Investment other than a Permitted Investment.

           "Securities" means, with respect to any Person, any shares of any class of such Person's capital stock, or any options or warrants to purchase its capital stock or other security exchangeable for or convertible into its capital stock.

           "Securities Act" means the Securities Act of 1933, as amended from time to time.

           "Security Agreement" means the Amended and Restated Security Agreement, dated as of July 29, 1999, among Monaco, the Borrower and The Chase Manhattan Bank, as Collateral Agent, as such agreement may be amended, supplemented or modified from time to time.

           "Security Interest" means the security interest and rights created under the Security Agreement in the Collateral in favor of the Collateral Agent.

           "Selling Dealer" means, with respect to each Designated Auto Loan, the Dealer that sold such Designated Auto Loan to Monaco or the Originator, as the case may be.

           "Servicer" means SST, or any other entity, in the capacity as servicer under the Servicing Agreement.

           "Servicer Event of Default" has the meaning set forth in the Servicing Agreement.

           "Servicer   Report"   has  the  meaning  set  forth  in  the
Servicing Agreement.

           "Servicing Agreement" means the Servicing Agreement, dated as of December 4, 1997, between the Borrower, Monaco, as the Servicer and the Verification Agent, as amended, and as amended, restated, superseded and modified by the Supplementary Servicing Agreement.

           "Solvent" means, with respect to any Person, that:

           the Properties of such Person, at a Fair Valuation,  exceed the total
      liabilities   (including   contingent,    subordinated,    unmatured   and
      unliquidated liabilities) of such Person;

           based on current projections, which are based on underlying assumptions which provide a reasonable basis for the projections and which reflect such Person's judgment based on present circumstances of the most likely set of conditions and such Person's most likely course of action for the period projected, such Person believes it has sufficient cash flow to enable it to pay its debts as they mature; and

           such Person does not have an unreasonably small capital with which to engage in its anticipated business.

           "S&P" means Standard & Poor's Ratings Group, a division of the McGraw Hill Companies and any successor thereto.

           "SST"  means  Systems  &  Services  Technologies,   Inc.,  a
Delaware corporation.

           "Subsidiary" means any corporation of which more than 50% (by number of votes) of the Voting Stock shall be owned by such parent corporation and/or one or more corporations which are themselves Subsidiaries of such parent corporation.

           "Successor Back-up Servicer" has the meaning set forth in the Servicing Agreement.

           "Successor Servicer" has the meaning set forth in the Servicing Agreement.

           "Supplementary Servicing Agreement" means the Supplementary Services Agreement, dated as of April __, 1999, by and among the Initial Lender, the Borrower, SST and the Collateral Agent, as the same may be amended, supplemented or modified from time to time.

           "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

           "Unpaid Principal Balance" means, with respect to any Auto Loan as of any date of determination, (a) for an Auto Loan bearing interest calculable on a simple interest basis, the unpaid principal amount for such Auto Loan or (b) for a Precomputed Auto Loan, the Net Principal Balance, in each case as of the related Calculation Date; provided that, for any Auto Loan where the Net Unrealized Amount equals the Unpaid Principal Balance, such unpaid Principal Balance shall thereafter equal zero (other than for purposes of calculating the Net Unrealized Amounts).

           "Vehicle" means a new or used automobile or light truck.

           "VSI Policy" means a vendors' single interest insurance policy, including any endorsements thereto, issued by an insurance company and covering physical damage and collision in respect of Vehicles or other similar policy.

           General Information. (a) All accounting terms used herein that are not otherwise expressly defined shall have the respective meanings given to them in accordance with generally accepted accounting principles at the particular time.

           The terms "hereof," "herein," "hereunder" and other words of similar import shall be construed to refer to this Agreement as a whole and not to any particular Article, Section or other subsection.

           Headings. The headings of the Articles, the Sections and other subsections of this Agreement have been inserted for convenience of reference only and shall not affect the meaning of this Agreement.

           Independence of Covenants, etc. Each representation and covenant herein shall be given independent effect so that if any action or condition would violate any of such covenants or would breach any of such representations, the fact that such action or condition would not violate or breach, any other covenant or representation shall not avoid the violation of such covenant or representation.

                              ARTICLE II
                               ADVANCES

           Advances. The Initial Lender has made the Advances to the Borrower under the Existing Credit Agreement. Due to the occurrence of one or more Events of Default, the Advances are now due and payable in full. Until the Advances are paid in full, the Advances shall continue to (a) be allocated between the Class A Notes and the Class B Notes as provided in Section 2.02 of the Existing Credit Agreement and (b) bear interest until such Advances shall be paid in accordance with their terms at the per annum rate with respect to each Interest Period at the Class A Interest Rate, with respect to that part of the Advances allocated to the Class A Notes, or the Class B Interest Rate, with respect to that part of the Advances allocated to the Class B Notes, payable on each Interest Payment Date in accordance with the provisions of the Security Agreement. Interest shall be computed on the basis of the actual number of days in such Interest Period and a 360-day year and on each Interest Payment Date shall equal all unpaid interest accrued in respect of each prior Interest Period. Each Advance shall continue to bear interest at the per annum rate with respect to each Interest Period equal to the applicable Interest Rate plus 2.00 %. If the Borrower shall have paid or agreed to pay any interest on any Advance in excess of that permitted by law, then it is the express intent of the parties hereto with respect thereto that (i) to the extent possible given the term of such Advance, all excess amounts previously paid or to be paid by the Borrower be applied to reduce the principal amount of such Advance and the provisions thereof immediately be deemed reformed and the amounts thereafter collectable thereunder reduced, without the necessity of the execution of any new document, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for thereunder and (ii) to the extent that the reduction of the principal amount of, and the amounts collectible under, such Advance and the reformation of the provisions thereof described in the immediately preceding clause (i) are not possible given the term of such Advance, such excess amount shall be deemed to have been paid with respect to such Advance as a result of an error and upon the Lender obtaining actual knowledge of such error, such amount shall be returned to the Borrower. Each Advance shall continue to be secured by the Collateral as set forth in the Security Agreement. Except as provided in Section 2.07 hereof, all sums payable by the Borrower under this Credit Agreement and the Advances shall be paid without counterclaim, set-off, deduction or defense and without abatement, suspension, deferment, diminution or reduction.

           Notes.  (a)    The Advances  shall  continue to be evidenced
by the Notes.

            The date and amount of each Advance and each payment made on account of the principal thereof, shall be recorded by the Initial Lender on its books and, prior to any transfer of either the Class A Notes or the Class B Notes, endorsed by the Initial Lender on the schedule attached to such Class A Notes, Class B Notes or any continuation thereof, as the case may be.

           The Initial Lender shall be entitled to have the Class A Note and the Class B Note subdivided, by exchange for Notes of the same class of lesser denominations or otherwise in connection with an assignment of all or any portion of the Advances relating to such Class A Note or the Class B Note, as the case may be, pursuant to the terms of this Agreement; provided that in no event may the Class A Note or the Class B Note be subdivided into denominations of less than $500,000.

           Reserved.

           Reserved.

           Reserved.

           Increased Costs. (a) In the event that any change after the date upon which the Lender makes an Advance in any Requirement of Law (including any change to the certificate of incorporation, articles of association, by-laws or other organizational or governing documents of the Lender, but only to the extent that such change is the result of the compliance by the Lender with any request or directive reflecting a change in Requirement of Law from any central bank or other Governmental Authority in the United States of America), or in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority in the United States of America made after the date upon which the Initial Lender makes its Advances or acquires an interest in an Advance:

                shall subject the Lender to any tax of any kind whatsoever with respect to this Agreement or the Notes, or change the basis of taxation of payments in respect thereof (except for taxes referred to in Section 2.07(a) hereof and Section 14.01(a)(iii) hereof and changes in the rate of tax on the overall net income of the Lender);

                shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by the Lender; or

                shall impose on the Lender any other condition that has the result of increasing the cost to such Lender of such Advance;

and the result of any of the foregoing is to reduce the amount receivable hereunder in respect of the Advance below that which such Lender would have received but for such change or compliance, then after submission by the Lender to the Borrower and the Collateral Agent of a written request therefor, the Collateral Agent shall, subject to Section 2.06(c) hereof, on behalf of the Borrower, pay to the Lender any additional amounts necessary to compensate the Lender for such reduced amount receivable.

           In the event that the Lender shall have determined that any change after the date upon which the Lender makes an Advance or acquires an interest in an Advance in any Requirement of Law (including any change to the certificate of incorporation, articles of association, by-laws or other organizational or governing document of the Lender, but only to the extent that such change is the result of the compliance by the Lender with any request or directive reflecting a change in Requirement of Law from any central bank or other Governmental Authority in the United States of America) regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of Law) from any Governmental Authority in the United States of America made subsequent to the date upon which such Lender makes its Advances or acquires its interest in an Advance does or shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of the transactions contemplated hereby to a level below that which the Lender or such corporation would have achieved but for such change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount reasonably deemed thereby to be material, then, from time to time, after submission by the Lender to the Borrower and the Collateral Agent of a written request therefor, the Collateral Agent shall, subject to Section 2.06(c) hereof, on behalf of the Borrower, pay to the Lender such additional amount or amounts as will compensate the Lender for such reduction; provided that to the extent that six months or more pass between the date upon which the Lender obtains actual knowledge of the liability resulting in such reduction and the date upon which the Lender provides notice of such reduction to the Borrower hereunder, the Borrower shall not be liable for amounts relating to the period six months or more prior to the date of such notice.

           The Lender agrees that it shall use its best efforts to take any actions that will avoid the need for, or reduce the amount of, any increased amounts referred to in Section 2.06(a) or (b); hereof provided, that no Lender shall be obligated to take any actions that would, in the sole opinion, of the Lender, be disadvantageous to the Lender in any material respect.

           If the Lender claims the increased amounts described in Section 2.06(a) or (b) hereof (such amount, an "Increased Cost"), the Lender will furnish to the Borrower and the Collateral Agent a certificate setting forth the basis and amount of each request by the Lender for any such Increased Cost.

           Failure on the part of the Lender to demand compensation for any Increased Cost or amount pursuant to Section 2.06(a) hereof with respect to any period shall not constitute a waiver of the Lender's right to demand compensation with respect to such period; provided that to the extent that six months or more pass between the date upon which the Lender obtains actual knowledge of the liability resulting in such reduction and the date upon which the Lender provides notice of such reduction to the Borrower hereunder, the Borrower shall not be liable for amounts relating to the period six months or more prior to the date of such notice.

           The Borrower shall have the right, and the Lender shall cooperate fully, to replace any Lender which makes a claim pursuant to this Section 2.06 hereof with a new lender that will succeed to the rights of such Lender under this Agreement; provided, that such Lender shall not be replaced hereunder with a new lender until such Lender has been paid in full all amounts owed to it pursuant to this Agreement; provided, further, that the Borrower shall provide such Lender with an Officer's Certificate stating that such new lender is not subject to, or has agreed not to seek, such increased costs.

           The provisions of this Section 2.06 shall only apply to the Initial Lender unless the Borrower has consented to the inclusion of one or more additional Lenders in connection with the assignment by the Initial Lender (or an additional Lender to which the Borrower has previously consented) of an interest in an Advance in which case this Section 2.06 shall also apply to such additional Lenders.

           Taxes. (a) All payments made by the Collateral Agent on behalf of the Borrower, under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority in the United States of America, excluding, in the case of the Lender, net income taxes and franchise taxes imposed on the Lender as a result of a present or former connection between the jurisdiction of the government or taxing authority imposing such tax and the Lender (excluding a connection arising solely from the Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement) or any political subdivision or taxing authority thereof or therein, and also excluding United States of America withholding taxes to the extent that a Lender incorporated in or under the laws of a jurisdiction other than the United States; any state thereof or the District of Columbia fails to provide to the Collateral Agent at such times as are required by law a duly completed and executed Internal Revenue Service Form 1001 or 4224, as applicable (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"), provided that the Lender is not subject to backup withholding or provides the Collateral Agent with a duly completed and executed Internal Revenue Service Form W-8 or W-9, as appropriate. If any Taxes are required to be withheld from any amount payable to the Lender hereunder, after submission by the Lender to the Borrower and the Collateral Agent of a written request therefor, the amounts so payable to the Lender shall be increased by the Collateral Agent, subject to Section 2.07(c) hereof, on behalf of the Borrower to the extent necessary to yield to the Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement except that no increase shall be made if the Lender is subject to backup withholding and fails to provide the Collateral Agent with a duly completed and executed Internal Revenue Service Form W-8 or W-9, as appropriate. Any Lender shall utilize available tax credits to decrease amounts payable with respect to any such withholding which the lender in its sole judgment believes are directly related to this Agreement, except that no increase shall be made if the Lender is subject to backup withholding and fails to provide the Collateral Agent with a duly completed and executed Internal Revenue Service Form W-8 or W-9, as appropriate. Nothing in the preceding sentence shall give the Borrower or any other third party rights to inspect, audit or otherwise request information regarding Lender records, including records relating to available tax credits. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority the Collateral Agent shall, subject to Section 2.07(c), on behalf of the Borrower, pay the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure.

           If the Lender claims the amounts for Taxes referred to in Section 2.07(a) hereof, the Lender will furnish to the Borrower and the Collateral Agent an officer's certificate setting forth the basis and amount of each request by the Lender for such Taxes. If the Borrower, within 30 days after receiving a notice of the basis and amount of such Taxes disputes the basis or amount set forth in such notice, the Lender and the Borrower shall consult in good faith to resolve such dispute. If such consultation does not resolve such dispute within 45 days (or such longer period as the Lender and the Borrower may then agree) after the Lender shall have provided the Borrower with such notice, the Borrower may request that the Lender furnish to an Independent Accountant all information reasonably necessary to permit the confirmation of the accuracy of the Lender's computation of the Taxes described in such notice. Within 30 days of the receipt of such information, the Independent Accountant either shall confirm the accuracy of such computation or shall notify the Lender and the Borrower that such computation proposed by the Lender is inaccurate. In the latter event, the Lender shall consult with the Borrower and the Independent Accountant as to the proper computation of the Taxes, whereupon the Lender shall recompute the Taxes in such a manner as shall enable the Independent Accountant to confirm their accuracy. The Borrower and the Lender agree that the sole responsibility of the Independent Accountant shall be to verify the calculation of the Taxes and that matters of interpretation of the Program Documents are not within the scope of its responsibilities. All expenses incurred by the Lender and the Borrower in connection with the verification procedures described in this Section 2.07 (including the fees and expenses of the Independent Accountant) shall be paid by the Borrower unless the Independent Accountant reasonably concludes that computation proposed by the Lender is inaccurate. Any information provided to the Independent Accountant by the Lender shall be and remain the exclusive property of the Lender and shall be deemed by the parties to be (and the Independent Accountant shall confirm in writing that it will treat such information as) the private, proprietary and confidential property of the Lender, and no Person other than the Lender and the Independent Accountant shall be entitled thereto or to any review thereof, and all such information shall be returned to the Lender contemporaneously with the completion of the verification procedure. Notwithstanding the foregoing, the Lender shall not be obligated to disclose to any Person (other than the Independent Accountant, subject to the agreement by the Independent Accountant to keep all information therein confidential), or permit any Person (other than the Independent Accountant, subject to the agreement by the Independent Accountant to keep all information contained therein confidential) to examine, any federal, state or local income tax returns of the Lender or any of its Affiliates.

           The Lender agrees that it shall use its best efforts to take any actions that will avoid the need for, or reduce the amount of, any increased amounts referred to in Section 2.07(a); provided, that no Lender shall be obligated to take any actions that would, in the sole reasonable opinion of the Lender, be disadvantageous to the Lender in any material respect.

           The Lender, by its making of an Advance or acceptance of any interest in any Advance, agrees to treat the interests evidenced by the Advance as indebtedness for all tax purposes, and further agrees that any Person acquiring an interest in any Advance from or through it may do so only subject to the obligation to comply with this Agreement as to the treatment of such Advance as indebtedness for all tax purposes.

           The provisions of this Section 2.07 shall only apply to the Initial Lender unless the Borrower has consented to the inclusion of one or more additional Lenders in connection with the assignment by the Initial Lender (or an additional Lender to which the Borrower has previously consented) of an interest in an Advance in which case this Section 2.07 shall also apply to such additional Lenders.

           Payment Instructions. The Initial Lender and the Borrower shall provide written payment instructions (including the account number of the bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such party by the wire transfer of immediately available funds) to the Collateral Agent. Failure to provide such notice shall not affect such party's right to receive any funds to which it is otherwise entitled in accordance with the Program Documents, but failure to deliver such notice may result in a delay in the receipt of such funds.

                                   ARTICLE III
                    REPRESENTATIONS AND WARRANTIES

           General Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lender, as of the date hereof, as follows:

            (a)  Organization and Authority.   The Borrower:

                is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and each other State where the nature of its business requires it to qualify, except to the extent that the failure so to so qualify would not, in the aggregate, materially and adversely affect the ability of the Borrower to perform its obligations under the Program Documents to which it is a party;

                has all requisite power, authority and legal right to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted by the Program Documents, to enter into the Program Documents to which it is a party, to issue and deliver the Notes and to perform its obligations under the Program Documents to which it is a party and the Notes;

                has made all filings and holds all franchises, licenses, permits and registrations which are required under the laws of each jurisdiction in which the properties owned (or held under lease) by it or the nature of its activities makes such filings, franchises, licenses, permits or registrations necessary, except to the extent that the failure to do so would not, in the aggregate, materially and adversely affect the ability of the Borrower to perform its obligations under any of the Program Documents to which it is a party.

           Place of Business. The address of the principal place of business and chief executive office of the Borrower is 370 17th Street, Suite 5060E, Denver, Colorado 80202 and there have been no other such locations during the four months immediately preceding such Closing Date, except as may have been previously disclosed in writing to the Initial Lender in accordance with the provisions of Section 10.01 hereof.

           Compliance with Other Instruments, etc. The Borrower is not in violation of any term of its certificate of incorporation or by-laws. Neither the execution, delivery or performance by the Borrower of the Program Documents to which it is a party or the Note nor the borrowings hereunder does or will (i) conflict with or violate the Certificate of Incorporation or by-laws of the Borrower, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien other than as contemplated by the Program Documents on any of the Properties of the Borrower pursuant to the terms of any instrument or agreement to which the Borrower is a party or by which it is bound, or (iii) require any consent of or other action by any Collateral Agent or any creditor of, any lessor to or any investor in the Borrower.

           No Materially Adverse Contracts, etc. The Borrower is not a party to or bound by (nor are any of its Properties affected by) any contract or agreement, or subject to any order, writ, injunction or decree or other action of any court or any governmental department, commission, bureau, board or other administrative agency or official, or any charter or other corporate or contractual restriction, which materially and adversely affects, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of the Borrower.

           Compliance with Law.The Borrower is in compliance with all statutes, laws and ordinances and all governmental rules and regulations to which it or any of its Properties are subject except to the extent that noncompliance therewith would not result in a Material Adverse Effect. Neither the execution, delivery or performance of the Program Documents to which it is a party or the Notes nor the borrowings hereunder does or will cause the Borrower to be to the best of its knowledge in violation of any law or ordinance, or any order, rule or regulation, of any federal, state, municipal or other governmental or public authority or agency.

           Pending Litigation, etc. There is no action at law, suit in equity or other proceeding or investigation (whether or not purportedly on behalf of the Borrower) in any court, tribunal or by or before any other governmental or public authority or agency or any arbitration panel, pending or, to the best knowledge of the Borrower, threatened against or affecting the Borrower or any of its respective Properties (i) an adverse determination of which is reasonably likely to result in a Material Adverse Effect or (ii) that could question the validity of any Program Document to which it is a party or the Notes or the priority or perfection of any Liens created under the Security Agreement. The Borrower is not in default with respect to any order, writ, injunction, judgment or decree of any court or other governmental or public authority or agency or arbitrator or arbitration panel, which default is reasonably likely to result in a Material Adverse Effect.

           Taxes. The Borrower and each entity which might have tax liabilities for which the Borrower is or may be liable, has filed all tax returns and paid all taxes required by law to be filed or paid, which are due pursuant to said returns (or which to the knowledge of the Borrower are due and payable) and on all assessments received by the Borrower or such entity, as the case may be, other than taxes being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with generally accepted accounting principles. There are no material Liens on any Properties of the Borrower imposed or arising as a result of the delinquent payment or the nonpayment of any tax, assessment, fee or other governmental charge. There are no applicable taxes, fees or other governmental charges due and payable by the Borrower in connection with the execution and delivery by the Borrower of the Program Documents to which it is a party or the Note or the borrowings hereunder.

           Investment Company Act. The Borrower is not an "investment company", or an "affiliated person" of an "investment company", or a company "controlled" by an "investment company" as such terms are defined in the Investment, Company Act of 1940, as amended, and the Borrower is not an "investment adviser" or an "affiliated person" of an "investment adviser" as such terms are defined in the Investment Advisers Act of 1940, as amended.

           Margin Rules. Without limiting the foregoing, the application in accordance with the Program Documents of any part of the proceeds from the Advances by the Borrower pursuant to this Agreement will not violate or result in a violation of Section 7 of the Securities Exchange Act or any regulations issued pursuant thereto, including, without limitation, Regulation G (12 C.F.R., Part 207), as amended, Regulation T (12 C.F.R., Part 220), as amended, and Regulation X (12 C.F.R., Part 224), as amended, of the Board of Governors of the Federal Reserve System. The assets of the Borrower do not include any "margin stock" within the meaning of such Regulation G, and the Borrower does not have any intention of acquiring any such margin stock.

           Proceedings. The Borrower has taken all action necessary to authorize the execution and delivery of the Program Documents to which it is a party and the Notes and the borrowings hereunder and the performance of all obligations to be performed by it hereunder and thereunder.

           Reserved.

           No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is or will be required for (i) the valid execution, delivery and performance by the Borrower of the Program Documents to which it is a party, or the Notes, (ii) the perfection or maintenance of the Liens intended to be created by the Security Agreement (including the first priority status thereof) or (iii) the borrowings hereunder, other than such UCC filings as have been provided to the Initial Lender. The Borrower has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by the Borrower of its business as now conducted and as proposed to be conducted as contemplated by the Program Documents, except to the extent that the failure to do so would not result in a Material Adverse Effect.

           Validity of Program Documents and Notes. The Program Documents to which it is a party have each been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms. Upon receipt by the Borrower of the proceeds of the initial Advance as provided in this Agreement, the Notes will have been duly issued and will constitute the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and entitled to the benefits of the Security Agreement.

           Representations and Warranties in Program Documents. The representations and warranties of the Borrower contained in each of the Program Documents to which it is a party and in any document, certificate or instrument delivered pursuant to any such Program Document are, true and correct and the Lender may rely on such representations and warranties, if not made directly to the Lender, as if such representations and warranties were made directly to the Lender.

           Solvency. On the date each Advance was made, after giving effect to such Advance, the Borrower was Solvent.

           Full Disclosure. The Program Documents to which it is a party and any certificate, report, statement or other writing furnished to the Lender by or on behalf of the Borrower in connection with the negotiation of any such Program Document are accurate and complete in all material respects with respect to the information purported to be set forth therein. There is no fact known to the Borrower that has not been disclosed to the Initial Lender in writing that has, or in the future may have, a Material Adverse Effect.

           Non-Consolidation. The Borrower has been operated in such a manner that it would not be substantively consolidated in the bankruptcy trust estate of any Affiliate, such that the separate existence of the Borrower and any Affiliate would be disregarded.

           Transfer and Assignment. From and after the delivery to the Collateral Agent of the Loan Contracts, the related Certificates of Title and the Applications for Certificates of Title, the Collateral Agent for the benefit of the Lender had a first priority perfected security interest in the Loan Contracts, the Vehicles and the proceeds thereof, except for Permitted Liens and limited with respect to proceeds to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction. All filings (including, without limitation, UCC filings) and other actions as are necessary in any jurisdiction to perfect the ownership or other interest of the Collateral Agent in the Collateral, including the transfer of the Certificates of Title and the Applications for Certificates of Title and the Loan Contracts, and the payment of any fees, have been made.

           Parent of the Borrower. Monaco is the registered owner of all of the issued and outstanding common stock of the Borrower, all of which common stock has been validly issued, is fully paid and nonassessable.

           Reserved.

           Bulk Transfer Laws. The transfer, assignment and conveyance of the Auto Loans by Monaco to the Borrower pursuant to the Loan Acquisition Agreement was not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

           General Representations and Warranties of Monaco. Monaco represents and warrants to the Lender, as of the date hereof, as follows:

           Organization and Authority.    Monaco:

                is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not, in the aggregate, materially and adversely affect the ability of Monaco to perform its duties under the Program Documents to which it is a party; and

                has all requisite power and authority to own and operate its properties and to conduct its business as currently conducted and as proposed to be conducted as contemplated by the Program Documents to which it is a party, to enter into the Program Documents to which it is a party and to perform its obligations under the Program Documents to which it is a party.

           Compliance with Other Instruments, etc. Monaco is not in violation of any term of its articles of incorporation or by-laws. The execution, delivery and performance by Monaco of the Program Documents to which it is a party do not and will not (i) conflict with or violate the articles of incorporation or by-laws of Monaco, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien other than as contemplated by the Program Documents on any of the Properties or assets of Monaco pursuant to the terms of any instrument or agreement to which Monaco is a party or by which it is bound or (iii) require any consent of or other action by any creditor of, any lessor to or any investor in Monaco not already obtained.

           Proceedings. Monaco has taken all action necessary to authorize the execution and delivery by it of the Program Documents to which it is a party and the performance of all obligations to be performed by it under the Program Documents.

           No Consents. No prior consent, approval or authorization of, registration, qualification, designation, declaration or filing with, or notice to any federal, state or local governmental or public authority or agency, is, was or will be required for the valid execution, delivery and performance by Monaco of the Program Documents to which it is a party. Monaco has obtained all consents, approvals or authorizations of, made all declarations or filings with, or given all notices to, all federal, state or local governmental or public authorities or agencies which are necessary for the continued conduct by Monaco of its respective businesses as now conducted, other than such consents, approvals, authorizations, declarations, filings and notices which, neither individually nor in the aggregate, materially and adversely affect, or in the future will materially and adversely affect, the business, earnings, prospects, properties or condition (financial or other) of Monaco.

           Validity of Agreement. The Program Documents to which it is a party have been duly executed and delivered by Monaco and constitute the legal, valid and binding obligation of Monaco, enforceable in accordance with their terms, subject as to the enforcement of bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting the rights of creditors generally and to general principles of equity, regardless of whether enforcement is sought in a court of equity or law. The execution and delivery of the Supplementary Servicing Agreement do not require the consent or signature of Monaco.

           Representations and Warranties in Program Documents. Each acquisition of a Designated Auto Loan by the Borrower was made in compliance with all requirements specified in the Program Documents (as defined in the Existing Credit Agreement); and Monaco performed all of its obligations with respect to such Designated Auto Loan, including, without limitation, the payment to the related Dealer of all amounts then owing to such Dealer by Monaco in respect of such Designated Auto Loan.


                              ARTICLE IV
      CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AGREEMENT

           This Agreement shall be effective on the date (the "Effective Date") when each of the following conditions shall have been fulfilled:

           Merger.   The  Merger  shall have been  consummated  on such
terms  and  conditions  as are  reasonably  acceptable  to the  Initial
Lender.

           Other Amendments.   The Security  Agreement  shall have been
executed by each of the parties thereto.

           Releases. The Initial Lender, the Borrower, MF4 and Pacific USA, Holdings Corp., a Texas corporation ("PUSA", and, together with the Borrower, MF3 and Monaco, the "Monaco Parties") shall each have executed the release (the "Release") in the form attached hereto as Exhibit A.

           Subordinated Debt. All of the holders of the subordinated debt of Monaco shall have entered into a comprehensive settlement agreement with the Monaco Parties, in form reasonably acceptable to the Initial Lender.

           Resolutions. The Borrower, Monaco and MF4 shall each have delivered to the Initial Lender resolutions of their respective Boards of Directors approving their execution, delivery and performance of this Agreement and each document to which it is a party executed and delivered in connection herewith.

           Monaco and the Borrower each agrees that (x) it will fulfill each of the conditions precedent set forth in this Article IV to the extent it is capable of fulfilling the same and (y) that remedies at law may be inadequate to protect against a breach of this Agreement and agrees in advance to the granting of injunctive relief for the performance of such agreements and obligations without proof of actual damages.


                                    ARTICLE V
                              [Reserved]


                              ARTICLE VI
                              [Reserved]


                                   ARTICLE VII
                        CERTAIN SPECIAL RIGHTS

           Home Office Payment.Notwithstanding any provision to the contrary in the Program Documents, the Collateral Agent, on behalf of the Borrower, will punctually pay in immediately available funds prior to noon, New York City time, all amounts payable with respect to the Advances in accordance with the provisions of this Agreement and the Security Agreement (without the necessity for any presentation or surrender thereof or any notation of such payment thereon) in the manner and at any address as the Lender may from time to time direct in writing. The Initial Lender agrees that, as promptly as practicable after the payment or prepayment of any Advance, the Initial Lender will record such payment or prepayment on the Class A Notes and the Class B Notes ratably such that 85% of any payment or prepayment of an Advance shall be applied and recorded as a corresponding reduction of the outstanding principal amount of the Class A Note and 15% of any payment or prepayment of an Advance shall be applied and recorded as a corresponding reduction in the unpaid principal amount of the Class B Notes. The Borrower will afford the benefits of this Section 7.01 to any Assignee, each of which, by its receipt and acceptance of a Note, will be deemed to have made the same agreement relating to the Advances as the Initial Lender has made in this Section 7.01. The Borrower shall only be obligated to make payments on any Advance to an Assignee in the manner provided in this Section
7.01 from and after the time such Assignee provides to the Borrower and the Collateral Agent written notice of its election to receive payments in such manner and the address to which payments are to be directed (including the account number of Assignee's bank account to which payments are to be directed and the name, address and ABA number of the bank in which such account is maintained, if payments are to be made to such Assignee by the wire transfer of immediately available funds).

           Certain Taxes. The Borrower will pay all taxes (other than income or franchise taxes incurred by the Lender) in connection with the execution and delivery of this Agreement and the Security Agreement, the issuance of the Note(s) by the Borrower, the borrowings hereunder and any modification of the Program Documents or the Note requested or required by the Borrower and will save the Lender harmless, without limitation as to time, against any and all liabilities (including, without limitation, any interest or penalty for nonpayment or delay in payment, or any income taxes paid by the Lender or any Assignee in connection with any reimbursement by the Borrower for the payment by any other Person of any such taxes) with respect to all such taxes. The obligations of the Borrower under this Section 7.02 shall survive the payment in full of the Advances and the termination of the Program Documents.

           Substitution of Initial Lender. The Initial Lender shall have the right to substitute any of the Initial Lender's Affiliates as the maker of all or any portion of the aggregate principal amount of Advances to be made by the Initial Lender (so long as any such Affiliate is not engaged in any principal line of business substantially similar to the general nature of the business presently conducted by the Borrower), by written notice delivered to the Borrower, which notice shall be signed by both the Initial Lender and such Affiliate and shall contain such Affiliate's agreement to be bound by this Agreement. The Borrower agrees that upon receipt of such notice (a) wherever the word "the Initial Lender" is used in this Agreement (other than in this Section 7.03) such word shall be deemed to refer to such Affiliate in addition to or instead of to the Initial Lender, as the case may be, and (b) the Initial Lender shall, to the extent of the assumption by such Affiliate of the Initial Lender's obligations hereunder, be released from its obligations under this Agreement. The Borrower also agrees that if the Initial Lender, at any time, acquires from any Affiliate all or any portion of such Affiliate's rights under this Agreement, wherever the word "the Initial Lender" is used in this Agreement such word shall thereafter be deemed to refer to the Initial Lender in addition to or instead of to such Affiliate, as the case may be, and such Affiliate shall, to the extent of the assumption by the Initial Lender of such Affiliate's obligations hereunder, be released from all of its obligations under this Agreement. Notwithstanding any other provision of this Section 7.03, neither the Initial Lender nor any Affiliate thereof shall be entitled to substitute any other party as the maker of any Advances if as a result of such substitution the Borrower would be required to register as an "investment company" under the Investment Company Act of 1940, as amended.

                             ARTICLE VIII
                      ADVANCE MATURITY; ADVANCE PREPAYMENTS

           Subject to the provisions of the Security Agreement, all Advances (together with interest thereon at the applicable Interest Rate plus 2.00%) are currently due and payable in full. The Borrower may voluntarily prepay the Advances, in whole or in part, at any time without premium or penalty. The proceeds of any disposition of the Designated Auto Loans shall be distributed in accordance with Section 6.04 of the Security Agreement.


                              ARTICLE IX
                    ASSIGNMENTS AND PARTICIPATIONS

           Assignments. (a) The Borrower may not assign its rights or obligations hereunder or under the Notes without the prior consent of the Lender in its sole discretion (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding with respect to the Class A Notes or the Class B Notes, as the case may be).

           The Lender may assign to any commercial lending or financial institution familiar with the asset-backed securities market (each, an "Assignee"), all or any portion of the Advances and the Notes; provided that any assignment of a portion of the Advances and the Notes shall be in an amount not less than the Minimum Assignment Denomination. Upon written notice to the Borrower of an assignment in accordance with the preceding sentence (which notice shall identify the Assignee and the amount and the identity of the Advances and Notes assigned), the Assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment), the obligations, rights and benefits of the Lender hereunder with respect to the Advances assigned to it. For all purposes of this Agreement, the Assignee shall, so long as the Advances assigned to such Assignee remain unpaid, be entitled to the rights and benefits of this Agreement with respect to the Advances assigned to it as if (and the Borrower shall be directly obligated to such Assignee under this Agreement as if) such Assignee were the "Lender" for purposes of this Agreement. Accordingly, unless otherwise provided, whenever any action, waiver, notice or consent is to be provided to or by the Lender as herein specified, such action, waiver, notice or consent shall (unless otherwise expressly specified herein) also be provided to or by each Assignee.

           The Lender shall provide notice of each assignment to the Collateral Agent, the Borrower and the Servicer; provided that failure to provide such notice shall not affect the validity of any assignment.

           Notwithstanding the provisions of this Section 9.01, no assignment of an interest in an Advance to an entity outside the United States of America shall be effective unless the prospective Assignee thereof certifies to the Borrower and Monaco that payments to it in respect of the Advances will not be subject to withholding taxes imposed by any Governmental Authority in the United States of America or any political subdivision or taxing authority thereof or therein or that if it is subject to such withholding taxes it will not seek reimbursement or grossup from the Borrower or Monaco.

           Participations.The Lender may sell or agree to sell to any commercial lending or financial institution familiar with the asset-backed securities market a participation in all or any part of any Advance held by it or Advances made or to be made by it, in which event each such participant shall be entitled to the rights and benefits of the provisions of Sections 13.01(f) and 13.02(i) hereof with respect to its participation in such Advance as if (and the Borrower and Monaco shall be directly obligated to such participant under such provisions as if) such participant were the "Lender" for purposes of said Sections, but shall not have any other rights or benefits under this Agreement or any Note (the participant's rights against the Lender in respect of such participation to be those set forth in the agreement executed by the Lender in favor of the participant). All amounts payable by the Borrower to the Lender under this Agreement shall be determined as if the Lender had not sold or agreed to sell any participations in such Advance and as if the Lender were funding all of such Advance in the same way that it is funding the Advance in which no participations have been sold.

           Information. Subject to Section 15.11 hereof, the Lender may furnish any information concerning the Designated Auto Loans, the Borrower, Monaco or any of their other Affiliates in the possession of the Lender from time to time to assignees and participants (including prospective assignees and participants); provided, however, that, prior to receipt of any such information, and prior to any inspection by a Lender, other than the Initial Lender, such assignees and participants or prospective assignees and participants, as the case may be, may be required by the Borrower to execute a confidentiality agreement in form and substance reasonably acceptable to the Borrower.

                                    ARTICLE X
                        CERTAIN COVENANTS OF THE BORROWER

           The Borrower covenants and agrees that so long as any Advance shall remain unpaid:

           Maintenance of Office. The Borrower will maintain at its office located at its address specified in this Agreement an office where notices, presentations and demands in respect of Designated Auto Loans and the Notes may be given to and made upon it; provided, however, that it may, upon 15 Business Days' prior written notice to the Lender, move such office to any other location within the boundaries of the continental United States of America.

           Existence. The Borrower will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to preserve and keep in full force and effect its existence, rights and privileges as a corporation and will not liquidate or dissolve, and it will take and fulfill, or cause to be taken and fulfilled, all actions and conditions necessary to qualify, and to preserve and keep in full force and effect its qualification, to do business in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification except where the failure to do so would not reasonably be expected to have a Materially Adverse Effect on the Borrower.

           General Maintenance of Business, etc.  The Borrower will:

           keep proper books of record and accounts in which entries will be made of its business transactions in accordance with and to the extent required by generally accepted accounting principles;

           use its best efforts to enforce (or cause the Servicer or the Collateral Agent, as the case may be, to enforce) all of its rights under each of the Program Documents to which it is a party and each other agreement entered into in connection with the transactions contemplated hereby.

           Inspection. The Borrower will permit, upon reasonable notice to it, the Lender, by its representatives, agents or attorneys: (a) to examine all books of account, records, reports and other papers of the Borrower (including the Loan Files), (b) to make copies and take extracts from any thereof, (c) to discuss the affairs, finances and accounts of the Borrower with its respective officers and independent certified public accountants (and by this provision the Borrower hereby authorizes said accountants to discuss with the Lender the finances and accounts of the Borrower) and (d) to visit and inspect, at reasonable times during normal business hours, the properties of the Borrower. It is understood and agreed by the parties hereto that all reasonable expenses in connection with any such inspection or discussion incurred by the Lender or any officers and employees thereof and the independent certified public accountants therefor shall be expenses reimbursed to the Lender from the proceeds of the Collateral under the Security Agreement.

           Compliance with Law, etc. The Borrower will not (i) violate any laws, ordinances, governmental rules or regulations to which it is or may become subject, or (ii) fail to obtain or maintain any patents, trademarks, service marks, trade names, copyrights, design patents, licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business except where the failure to do so would not reasonably be expected to have a Material Adverse Effect on the Borrower.

           Payment of Taxes and Claims. The Borrower will pay and discharge promptly when due, all taxes, assessments and governmental charges and levies imposed upon it, its income or profits or any of its properties.

           Limitations on Indebtedness. The Borrower will not at any time incur, create, assume or guarantee, or otherwise become or be liable in any manner with respect to, any Indebtedness, except the Advances and other Indebtedness arising under any of the Program Documents, and Indebtedness incurred pursuant to the MF4 Credit Agreement.

           Restricted Investments. With respect to amounts on deposit in the Collateral Account, the Borrower will not make any Restricted Investments except in accordance with the Program Documents.

           Nature of Business. The Borrower will not engage in any business or activity (whether or not pursued for gain or other pecuniary advantage) other than financing, purchasing and disposing of Eligible Auto Loans and Permitted Investments.

           Independence. Until 367 days have elapsed following payment and satisfaction of all obligations of the Borrower hereunder and under the Notes, the Borrower shall be required to observe the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from Monaco and each other Affiliate of Monaco, provided, that the foregoing shall not prohibit or restrict the consummation of the Merger. Without limiting the generality of the foregoing, the Borrower shall assure that each of the following is complied with:

           the Borrower shall maintain separate records, books of account and financial statements (each of which shall be sufficiently full and complete to permit a determination of the Borrower's assets and liabilities separate and apart from those of Monaco and each other Affiliate of Monaco and to permit a determination of the obligees thereon and the time for performance of each of the Borrower's obligations separate and apart from those of Monaco and each other Affiliate of Monaco) from those of Monaco and each other Affiliate of Monaco;

           assets or funds of the Borrower shall be separately identified and shall not be commingled with those of Monaco or any of the other Affiliates of Monaco;

           the Borrower shall maintain a separate board of directors (including an "independent director" (as such term is defined in the Borrower's Certificate of Incorporation)) and shall observe all separate corporate formalities, and all decisions with respect to the Borrower's business and daily operations shall be independently made by the officers of the Borrower pursuant to resolutions of its board of directors;

           other than payment of dividends and return of capital, no transactions shall be entered into between the Borrower and Monaco or between the Borrower and any of the other Affiliates of Monaco except such transactions as are contemplated by the Loan Acquisition Agreement;

           except for such origination, collection and servicing functions as Monaco may perform on behalf of the Borrower pursuant to the Program Documents, the Borrower shall act solely in its own name and through its own authorized officers and agents and the Borrower will not act as agent of Monaco or any other person in any capacity;

           except for any funds received from Monaco as a capital contribution, the Borrower shall not accept funds from Monaco or any of the other Affiliates of Monaco; and the Borrower shall not allow Monaco or any of the other Affiliates of Monaco otherwise to supply funds to, or guarantee any obligation of, the Borrower;

           the Borrower shall not guarantee, otherwise become liable with respect to, or otherwise hold out its assets or credit as being available to satisfy any obligation of Monaco or any of the other Affiliates of Monaco including jointly or as co-obligor;

           the Borrower shall at all times hold itself out to the public under the Borrower's own name as a legal entity separate and distinct from Monaco and the other Affiliates of Monaco and shall not hold itself out as a "department," "division" or "part of" Monaco or any of the other Affiliates of Monaco, and shall correct any known misunderstanding regarding its separate identity from Monaco;

           the Borrower shall observe all corporate and other legal formalities, including obtaining necessary authorization from its board of directors;

           the Borrower shall hold all regular meetings appropriate to authorize corporate action;

           the Borrower shall maintain complete minutes of all board of director and stockholder meetings;

           the Borrower shall maintain its bank and other investment accounts separate and distinct from those of any affiliate or other person; and

           the Borrower shall pay from its own funds all obligations of any kind incurred by it. Without limiting the generality of the foregoing, the Borrower shall pay from its own funds the salaries or other compensation and benefits of its own officers and employees, if any, and will employ a reasonable number of employees in light of its purpose;

           the Borrower shall use its own stationery, invoices and checks (i.e., not such forms of another person); and

           the Borrower shall take all appropriate action necessary to maintain its own existence as separate and distinct from the existence of any of its owners.

           Other Agreements and Parties. The Borrower will comply with all terms of the Program Documents to which it is a party. The Borrower (a) will not enter into any agreements (other than the Program Documents to which it is a party and agreements approved by the Initial Lender necessary to effectuate the Merger and any dispositions of Collateral) without the prior consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding), such consent not to be unreasonably withheld and (b) except as otherwise expressly set forth herein, agree to any amendment, supplement or modification to or waiver of the terms of the Program Documents to which it is a party or any document related thereto without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding), such consent not to be unreasonably withheld.

           Investment Company Act. The Borrower will not take any action which would require it to be registered as an "investment company" under the Investment Company Act of 1940, as amended.

           Liens. The Borrower will not permit any Lien to exist on any of its Properties, whether now owned or hereafter acquired, other than Permitted Liens.

                              ARTICLE XI
                           CERTAIN COVENANTS OF MONACO

           In order to induce the Initial Lender to enter into this Agreement, Monaco covenants and agrees that so long as any Advances shall remain unpaid:

           Loan Files, Etc. Monaco will, at its expense, (i) deliver (to the extent not already delivered) all of the Loan Files to SST promptly upon execution and delivery of this Agreement, (ii) deliver to the Collateral Agent all proceeds of the Collateral, in the form received, within two Business Days of its receipt thereof, (iii) deliver to SST all correspondence which it receives in connection with the Designated Auto Loans within two Business Days of its receipt thereof and (iv) not perform any collection activities with respect to the Designated Auto Loans.

           Further Assurances. Monaco will promptly execute and deliver all further instruments and documents and take all further action that may be necessary in order to give effect to the provisions of the Program Documents and the transactions contemplated hereby.

           Independence. Until 367 days have elapsed following payment and satisfaction of all obligations of the Borrower hereunder in respect of the Advances, Monaco shall be required to (and shall assure that each other Affiliate of Monaco shall) observe the applicable legal requirements for the recognition of the Borrower as a legal entity separate and apart from Monaco and each other Affiliate of Monaco, including, without limitation, assuring that each of the following is complied with:

           Monaco and each other Affiliate of Monaco shall maintain separate bank and other investment accounts, records and books of account (each of which shall be sufficiently full and complete to permit a determination of the assets and liabilities of Monaco or such Affiliate, as the case may be, separate and apart from those of the Borrower and to permit a determination of the obligees thereon and the time for performance on each of the obligations of Monaco or such Affiliate, as the case may be, separate and apart from those of the Borrower) from those of the Borrower;

           neither Monaco nor any of its other Affiliates shall commingle any of its assets or funds with those of the Borrower, and such assets or funds shall be separately identified from those of the Borrower;

           the board of directors of Monaco shall not dictate decisions with respect to the Borrower's business and daily operations and Monaco shall maintain its own corporate formalities and shall otherwise respect the separate corporate identity of the Borrower;

           other than the making of capital contributions and the transactions contemplated by the Loan Acquisition Agreement, neither Monaco nor any of its other Affiliates shall enter into any transactions with the Borrower;

           neither Monaco nor any of its other Affiliates shall advance funds to the Borrower (except for the making of capital contributions); and neither Monaco nor any of its other Affiliates will otherwise supply funds to, or guarantee or otherwise hold out its assets or credit as being available to satisfy any obligation of, the Borrower; and neither Monaco nor any of its Affiliates shall pledge, mortgage or make similar arrangements with respect to its assets for the benefit of the Borrower;

           neither Monaco nor any of its other Affiliates shall pay from its own funds obligations of any kind incurred by the Borrower, or otherwise become liable with respect to, any obligation of the Borrower;

           Monaco and each of its other Affiliates shall at all times hold itself out to the public under its respective name as a legal entity separate and distinct from the Borrower, and Monaco shall with respect to the Borrower act solely in its own name and shall correct any known misunderstandings regarding its separate identity from the Borrower;

           all financial reports prepared by Monaco and each of its other Affiliates shall comply with generally accepted accounting principles and Monaco will not issue consolidated financial statements which include the Borrower unless such consolidated financial statements clearly indicate that they consolidate the financial statements of separate legal entities including the Borrower with the Borrower identified by name;

           with respect to its dealings with the Borrower, Monaco and its Affiliates shall observe all corporate and other legal formalities and shall not take (or omit to take) any action inconsistent with the maintenance of the Borrower's existence as a corporation under the laws of the State of Delaware separate and distinct from the existence of Monaco or any of its other affiliates;

           Monaco and its Affiliates shall allocate fairly and reasonably any overhead for shared office space, personnel or other expenses used by the Borrower; Monaco and its Affiliates shall not use the Borrower's stationery, invoices or checks;

           Monaco and its Affiliates shall not direct the business or daily operations of the Borrower; and

           Monaco and its Affiliates will not take, or omit to take, any action that would cause the Borrower to fail to comply, or fail to cause the compliance, with the provisions of Article X hereof.

           Other Agreements and Parties. Monaco will comply with all terms of the Program Documents to which it is a party. Monaco will not, except as otherwise expressly set forth herein, agree to any amendment, supplement or modification to or waiver of the terms of the Program Documents to which it is a party or any document related thereto without the consent of the Lender (or, if multiple Lenders, the Lenders in respect of a majority in aggregate principal amount of Advances outstanding), such consent not to be unreasonably withheld.


                                   ARTICLE XII
                              [Reserved]


                             ARTICLE XIII
                               DEFAULTS

           Defaults. If any  of  the  following  conditions  or  events
(each,  a  "Default")   shall  occur  and  be   continuing,   it  shall
constitute a Default hereunder:

           (i) failure by the Borrower to make any deposit when due under the Security Agreement or failure by Monaco remit to the Collateral Agent any payment received by it directly or on behalf of the Borrower in respect of the Collateral or (ii) failure of Monaco to repurchase any Auto Loans pursuant to the Loan Acquisition Agreement or (iii) a "Default" shall occur under the MF4 Credit Agreement; or

           the Borrower or Monaco shall default in the due and punctual performance of or compliance with any covenant, condition or agreement to be performed or observed by it under Sections 10.01, 10.02, 10.06, 10.07, 10.10,
10.13 or Article XI hereof; or

           the Borrower shall institute proceedings for liquidation, readjustment, arrangement or composition (or for any related or similar purpose) under any law relating to financially distressed debtors, their creditors or property, or shall consent to (or fail to object to in a timely manner) the institution of any such proceedings against the Borrower; or

           a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or other (i) for the appointment of a receiver, liquidator, assignee, trustee, custodian or sequestrator (or other similar official) of the Borrower or of any part of its property, or for the winding-up or liquidation of its affairs; and such decree or order shall remain in force undischarged and unstayed for a period of more than 60 days, or (ii) for the sequestration or attachment of any material part of the property of the Borrower without its unconditional return to the possession of the Borrower, or its unconditional release from such sequestration or attachment, within 60 days thereafter, or a court or other governmental authority or agency having jurisdiction in the premises shall enter a decree or order approving or acknowledging as properly filed, or any party commences against the Borrower, a petition or proceedings from liquidation, rehabilitation, readjustment or composition (or for any related or similar purpose) under any law relating to financially distressed debtors, their creditors or property, and any such decree or order shall remain in force undischarged and unstayed for a period of more than 60 days; or

           the Borrower shall take action for the purpose or with the effect of authorizing or confirming the taking or existence of any action or condition specified in clause (d) or (e) above.

           Default Remedies. Prior to the occurrence of a Default, all collections on the Collateral shall be distributed solely as set forth in the Security Agreement and the Collateral may be disposed of by the Initial Lender only as and to the extent set forth in the Security Agreement. If a Default shall occur and be continuing, the Lender may, notwithstanding any other provision of this Agreement or any Program Document, instruct the Collateral Agent to, exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or agreement contained in the Program Documents or in the Notes or for an injunction against a violation of any of the terms of the Program Documents or such Advance or in aid of any exercise of any power granted to such Lender or to the Collateral Agent in the Program Documents or in such Advance, or may proceed to enforce payment of such Advance or to enforce any other legal or equitable right of the Lender. No remedy herein or in the Security Agreement conferred upon the Lender or the Collateral Agent is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute or otherwise. No course of dealing on the part of the Lender or the Collateral Agent, or any delay or failure on the part of the Lender or the Collateral Agent to exercise any right or power, shall operate as a waiver of such right or power or otherwise prejudice the rights, powers and remedies of the Lender or the Collateral Agent or of any other Lender or the Collateral Agent. No failure to insist upon strict compliance with any covenant, term, condition or other provision of the Program Documents or the Note shall constitute a waiver by the Lender or the Collateral Agent of any such covenant, term, condition or other provision or of any Default in connection therewith. To the extent effective under applicable law, the Borrower hereby agrees to waive, and does hereby absolutely and irrevocably waive and relinquish, the benefit and advantage of any valuation, stay, appraisement, extension or redemption laws now existing or that may hereafter exist that, but for this provision, might be applicable to any sale made under any judgment, order or decree of any court, or otherwise, based on the Advance or on any claim for interest and fees in respect of the Advance. If an Default shall occur, and be continuing, the Borrower will pay to the Lender or the Collateral Agent, to the extent not prohibited by applicable law and not paid in accordance with the Security Agreement, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection and of the taking of remedial actions and the maintenance of enforcement proceedings, including, without limitation, reasonable and necessary attorneys' fees and disbursements.

                                   ARTICLE XIV
                  INDEMNIFICATION AND FUNDING LOSSES

           Indemnification. (a The Borrower agrees to indemnify and hold harmless the Lender, the directors, officers, employees and agents of the Lender and each Person who controls the Lender within the meaning of the Securities Act or the Exchange Act from and against any and all claims, damages, losses, liabilities, costs or expenses (including reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which any of them may become subject to the extent that any such claims, damages, losses, liabilities costs or expenses are attributable to the transactions contemplated herein, including, without limitation, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise; provided, that the Borrower shall not be liable to the Lender for any (i) credit losses incurred by the Lender in its capacity as a Lender with respect to the Advances resulting from the performance of this Agreement, (ii) losses incurred by the Lender as a result of breaches by the Lender of any of its obligations hereunder or under any of the other Program Documents, the fraudulent actions, misrepresentations, negligence or willful misconduct of the Lender or (iii) losses, claims, damages, liabilities and expenses arising out of the imposition by any taxing authority of any federal income, state or local income or franchise taxes, or any other taxes imposed on or measured by gross or net income, gross or net receipts, capital, net worth and similar items (including any interest, penalties or additions with respect thereto) upon the Lender (including any liabilities,
costs  or  expenses  with  respect  thereto)  (collectively,   the  "Indemnified
Claims"). The foregoing is in addition to any rights (including, without limitation, rights to indemnity) to which the Lender may otherwise be entitled.

           Promptly after receipt by the Lender of notice of the commencement of any action, the Lender shall, if a claim in respect thereof is to be made against the Borrower (the "Indemnifying Party") under this Section 14.01, notify the Indemnifying Party in writing of the commencement thereof; but the omission so to notify the Indemnifying Party will not relieve it from any liability which it may have to the Lender except to the extent such Indemnifying Party is prejudiced thereby. In case any action is brought against the Lender, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to appoint counsel satisfactory to such Indemnifying Party (who shall not, except with the consent of the Lender, be counsel to the Borrower or Monaco) to represent the Lender in such action; provided, however, that, if the defendants in any action include both the Lender and an Indemnifying Party and the Lender shall have reasonably concluded that there may be legal defenses available to it which are different from or additional to those available to the Indemnifying Party, the Lender shall have the right to select separate counsel to defend such action on behalf of it. Upon receipt of notice from the Indemnifying Party to the Lender of its election so to appoint counsel to defend such action and approval by the Lender of such counsel, the Indemnifying Party will not be liable to the Lender under this Section 14.01 for any legal or other expenses subsequently incurred by the Lender in connection with the defense thereof unless (i) the Lender shall have employed separate counsel in accordance with the proviso to the next preceding sentence, (ii) the Indemnifying Party shall not have employed counsel satisfactory to the Lender to represent the Lender within a reasonable time after notice of commencement of the action or (iii) the Indemnifying Party has authorized the employment of counsel for the Lender at the expense of the Indemnifying Party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

           If the indemnification provided for in this Section 14.01 is unavailable or insufficient to hold harmless the Lender under subsection (a) or
(b) above, then the Indemnifying Party shall contribute to the amount paid or payable by the Lender as a result of the Indemnified Claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Lender on the other from the transactions contemplated by this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party on the one hand and the Lender on the other in connection with the actions or omissions which resulted in such Indemnified Claims or liabilities as well as any other relevant equitable considerations. The Lender and the Indemnifying Party agree that it would not be just and equitable if contributions pursuant to this subsection (c) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (c). The amount payable by the Indemnifying Party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (c) shall be deemed to include any legal or other expenses reasonably incurred by the Lender in connection with investigating or defending any action or claim which is the subject of this subsection (c). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           The obligations of the  Indemnifying  Party and the Lender under this
Section 14.01 shall be in addition to any liability which each of them may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Lender within the meaning of the Securities Act; and, with respect to the obligation of the Indemnifying Party to the Lender as indemnified party, shall extend, upon the same terms and conditions, to each director of the Lender.

           The Lender agrees to notify the Indemnifying Party in writing of the commencement of any action with respect to which indemnification may be owed to it pursuant to this Section 14.01 or Article V of the Servicing Agreement after receipt by the Lender of notice of commencement thereof, but the omission so to notify the Indemnifying Party will not relieve such Indemnifying Party from any liability which it may have except to the extent the Indemnifying Party is prejudiced thereby. For purposes of this Section 14.01(e), the Servicer shall be a third party beneficiary of the agreements herein contained.

           The agreement, indemnities and other statements of the parties hereto in or made pursuant to this Section 14.01 will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any other parties hereto or any of the officers, directors or controlling persons referred to in this Section 14.01. The provisions of this
Section 14.01 shall survive the termination or cancellation of this Agreement.

           Indemnification with respect to the Designated Auto Loans. Without limiting any other rights that the Collateral Agent or the Lenders (each an "Indemnified Party") may have hereunder or under applicable law, Monaco hereby agrees to pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all claims, losses, damages and liabilities and related costs and expenses, including taxes and reasonable attorneys' fees and disbursements ("Indemnified Amounts") which may be imposed on, incurred by or asserted against an Indemnified Party in any way arising out of or resulting from:

           the use by Monaco of proceeds of any sale of or in respect of any Auto Loan;

           any representation or warranty made or deemed made by Monaco (or any of its officers) under any Program Document, or any report delivered by Monaco pursuant hereto, having been incorrect in any material respect when made or deemed made or delivered in respect of a Designated Auto Loan (as to which the remedies are set forth in Section 3.03(c) of the Loan Acquisition Agreement);

           the failure by Monaco to comply with any applicable law, rule or regulation with respect to any Designated Auto Loan, or the nonconformity of any Designated Auto Loan with any such applicable law, rule or regulation;

           [Reserved]; or

           the assessment of any tax or governmental fee or charge (and all interest or penalties with respect thereto) as the result of the purchase or ownership by Monaco of any Auto Loan, other than taxes on or measured by the gross income of any Person, excluding, however, (i) recourse for any uncollectible Designated Auto Loan; provided, that the foregoing shall not be deemed to limit the Borrower's or the Collateral Agent's rights under Section 3.03(c) of the Loan Acquisition Agreement and (ii) Indemnified Amounts to the extent resulting from the gross negligence or willful misconduct on the part of any Indemnified Party. Monaco acknowledges that the Borrower has assigned its rights of indemnity granted hereunder to the Collateral Agent. Monaco agrees that, upon such assignment, such assignee may enforce directly, without joinder of the Borrower, the indemnities set forth in this Section 14.02. It is understood and agreed that the indemnity obligations of Monaco hereunder shall survive the termination of this Agreement or of any Designated Auto Loan.

           Expenses. In connection with any obligation of Monaco or the Borrower under this Article XIV or under any other provision of this Agreement or any other Program Document with respect to the payment by Monaco or the Borrower of any costs, fees or expenses, including, but not limited to, Sections 2.06 and
2.07 hereof, the Lender shall deliver to Monaco and the Borrower a statement (A) itemizing all such cost and expense items for which reimbursement or indemnification is sought and (B) detailing how the Lender calculated such items.

                              ARTICLE XV
                                  MISCELLANEOUS

           Notices. (a All communications under this Agreement or the Notes shall be in writing and shall be delivered or mailed or sent by facsimile transmission and confirmed in writing (i) if to the Lender, to the Lender, at such address as the Lender may have furnished to the Borrower in writing, and
(ii) if to the Borrower, at the address set forth in Section 3.01(b) or at such other address or facsimile number as it shall have furnished in writing to the Lender and (iii) if to Monaco to it at the address set forth in Section 3.02(b) or at such other address or facsimile number as it shall have furnished in writing to the Lender.

           Any written communication so addressed and mailed by certified or registered mail, return receipt requested, shall be deemed to have been given when so mailed. All other written communications shall be deemed to have been given upon receipt thereof.

           Survival. All representations, warranties and covenants made by the Borrower herein or by the Borrower in any certificate or other instrument delivered under or in connection with this Agreement shall be considered to have been relied upon by the Lender and shall survive regardless of any investigation made by the Lender or on the Lender's behalf.

           Successors and Assigns. This Agreement shall be binding upon the parties hereof and their respective successors and assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and assigns permitted hereunder.

           Amendment and Waiver. (a This Agreement and the Notes may be amended or supplemented, and the observance of any term hereof or thereof may be waived, with the written consent of the Borrower, Monaco and the Lender (or, if multiple Lenders, Lenders with respect to at least a majority in aggregate unpaid principal amount of the Advances); provided, however, that no such amendment, supplement or waiver shall, without the written consent of all Lenders (a) change, with respect to the Advances, the amount or time of any required prepayment or payment of principal or premium or the rate or time of payment of interest, or change the funds in which any prepayment or payment on the Advances is required to be made; (b) reduce the percentage of the aggregate principal amount of Advances required for any amendment, consent or waiver hereunder; or
(c) release any material Lien of the Collateral Agent, held for the benefit of the Lender, on any of the Collateral or affect the priority thereof.

           Any amendment,  supplement or waiver effected in accordance with this
Section 15.04 shall be binding upon the Lender, each Assignee and the Borrower.

           The Borrower will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of the Program Documents or the Notes unless the Initial Lender (irrespective of the amount of Advances made by it) shall be informed thereof by the Borrower and shall be afforded the opportunity of considering the same and shall be supplied by the Borrower with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver effected pursuant to the provisions of this Section 15.04 shall be delivered by the Borrower to the Lender forthwith following the date on which the same shall have been executed and delivered by the Lender of the requisite percentage of Advances.

           Counterparts. This Agreement may be executed and delivered simultaneously in two or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

           Reproduction of Documents. This Agreement and all documents relating hereto (other than the Note), including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Initial Lender at the closing of the Initial Lender's making of Advances, and (c) financial statements, certificates and other information heretofore or hereafter furnished to the Lender, may be reproduced by the Lender by any photographic or other similar process and the Lender may destroy any original document so reproduced. The Borrower agrees and stipulates that, to the extent permitted by applicable law and court or agency rules, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by the Lender in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall be admissible in evidence to the same extent.

           Governing Law. THIS   AGREEMENT   AND  THE  NOTES  SHALL  BE
GOVERNED BY AND CONSTRUED IN  ACCORDANCE  WITH THE LA\V OF THE STATE OF
NEW YORK.

           Consent to Jurisdiction and Venue. The Borrower and Monaco each hereby irrevocably (i) agrees that any suit, action or other legal proceeding arising out of or relating to the Program Documents or any Note may be brought in a court of record in the State of New York or in the courts of the United States of America located in such State, (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding, and (iii) waives any objection which it may have to the laying of venue of any such claim that any such suit, action or proceeding has been brought in an inconvenient forum and covenants that it will not seek to challenge the jurisdiction of any such court or seek to oust the jurisdiction of any such court, whether on the basis of inconvenient forum or otherwise. The Borrower and Monaco each irrevocably consent to the service of any and all process in any such suit, action or proceeding by mail copies of such process to the Borrower and Monaco at their respective addressees for notices provided in Section 15.01 hereof. The Borrower and Monaco each agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. All mailings under this Section
15.08 shall be by registered or certified mail, return receipt requested. Nothing in this Section 15.08 shall affect the Lender's right to serve legal process in any other manner permitted by law or affect the Lender's right to bring any suit, action or proceeding against the Borrower or any of its properties in the courts of any other jurisdiction.

           No Petition. The Lender and each Assignee hereby covenant and agree that, until the expiration of the date which is one year and one day after the payment in full of all investor certificates or other securities outstanding and issued pursuant to any disposition of Collateral, it will not institute against the Borrower, or join in any institution against the Borrower of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any applicable bankruptcy or similar law in connection with any obligations relating to the Advances or the Program Documents.

           Acts of Lender.(a Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Lender may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Lender in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments is or are delivered to the Borrower. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement if made in the manner provided in this Section 15.10.

           The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Borrower deems sufficient.

           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Lender or any Assignee shall bind the Lender and such Assignee in respect of anything done, omitted or suffered to be done by the Borrower in reliance thereon, whether or not notation of such action is made upon such Note.

           Confidentiality. Each Lender agrees to take, and to cause its Affiliates to take, normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" and provided to the Lender by Monaco or the Borrower or any subsidiary of Monaco or the Borrower under this Agreement or any other Program Document, and neither Lender nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Program Documents or in connection with other business now or hereafter existing or contemplated with Monaco, the Borrower or any subsidiary of Monaco or the Borrower; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender, or
(ii) was or becomes available on a non-confidential basis from a source other than Monaco or the Borrower, provided that such source is not bound by a confidentiality agreement with Monaco or the Borrower known to the Lender; provided, however, that the Lender may disclose such information (A) at the request or pursuant to any requirement of any governmental authority to which the Lender is subject or in connection with an examination of the Lender by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable requirement of law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Lender may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Program Document; (F) to the Lender's independent auditors, counsel and other professional advisors; or (G) to any participant or assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of Lender hereunder. Prior to disclosing pursuant to clauses (B), (C) or (D) any information identified by Monaco, the Borrower or any subsidiary of Monaco or the Borrower's "confidential" or "secret," the Lender subject to such process, proceeding, litigation or requirement of law shall provide Monaco and the Borrower with notice thereof (so long as such notice does not violate any applicable requirement of law) sufficient, if reasonable under the circumstances) to provide Monaco or the Borrower with the opportunity to seek, at their expense, a protective order or similar protections, and such Lender will reasonably cooperate with Monaco and the Borrower, at their request and expense, to obtain such protections.

           IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Credit Agreement to be duly executed as of the day and year first above written.


                               MF RECEIVABLE CORP. III


                               By:  __________________________________
                                    Name:  Morris Ginsburg
                                    Title:    President



                               MONACO FINANCE, INC.


                               By:  __________________________________
                                    Name: Morris Ginsburg
                                    Title:   President



                               DAIWA FINANCE CORPORATION



                               By:  __________________________________
                                      Name:
                                     Title:

                                    EXHIBIT A


                          [Form of Release]

           This Mutual Release (this "Release") is made as of the 29th day of July, 1999, by andamong MF Receivables Corp. III, a Delaware corporation ("MF3"), MF Receivables Corp. IV, a Delaware corporation ("MF4"), Monaco Finance, Inc., a Colorado corporation ("MFI") and Pacific USA Holdings Corp., a _______ corporation ("PUSA" and, together with MF3, MF4, MFI and PUSA, the "Monaco Parties"), and Daiwa Finance Corporation , a Delaware corporation ("DFC")

                          RECITALS

      A. MF3, MFI and DFC are parties to that certain Amended and Restated Credit Agreement (the "MF3 Credit Agreement"), dated as of July 29, 1999.

      B. MF4, MFI and DFC are parties to that certain Amended and Restated Credit Agreement (the "MF4 Credit Agreement" and, together with MF3 Credit Agreement, the "Credit Agreements"), dated as of July 29, 1999. Unless otherwise specified or defined herein, each term used herein has the meaning ascribed thereto in the Credit Agreements.

                          AGREEMENTS

           1. Release by Monaco Parties. For good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) each of the Monaco Parties does hereby release and discharge DFC, and each of its shareholders, directors, officers, employees, attorneys, accountants, consultants, agents, representatives, successors and assigns (collectively with any purchaser of the Collateral, the "DFC Parties"), of and from all manner of actions, choses and causes of action, claims, demands, damages, expenses, liabilities, losses, judgments and executions (in each case of whatever kind or nature, whether in law or in equity, and whether known or unknown) (collectively, the "Claims") at any time arising out of or relating in any manner to any action or inaction by any of the DFC Parties in connection with or relating to any matter.

           2. Release by DFC.For good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged) DFC does hereby release and discharge each of the Monaco Parties, and each of their respective shareholders, directors, officers, members, partners, employees, attorneys, accountants, consultants, agents, representatives, successors and assigns (collectively, the "Monaco Released Parties"), of and from all manner of Claims at any time arising out of or relating in any manner to any action or inaction by any of the Monaco Released Parties in connection with or relating to any matter.

           3. Releases Generally. Notwithstanding paragraphs 1 and 2 above, (i) DFC's release set forth in paragraph 2 above shall not apply to any moneys due to DFC under any of the Program Documents and (ii) none of the releases set forth in paragraphs 1 and 2 above shall apply to (x) any breach following the Effective Date by any party of the agreements set forth herein or in any Program Document or (y) any breach following the Effective Date by any party of any Program Document or any agreement executed and delivered in connection with or pursuant to this Agreement.

           4. Non-Filing. The parties hereto acknowledge and agree that PUSA has made certain advances to MFI which may be currently due and payable. From and after the date hereof, PUSA agrees that, until the expiration of the date which is one year and one day following the repayment in full of the Advances (or, if earlier, a Collateral Disposition (as defined in the Security Agreement)), it will not (i) bring any legal action against MFI to collect or enforce such advances or (ii) institute against MFI, or join in any institution against MFI of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings. MFI and PUSA each represent and warrant to DFC that, as of the date hereof, the Borrower has not incurred any Indebtedness to MFI or PUSA or any Affiliate thereof.

           5. MFI Servicing Responsibilities. MFI agrees that from and after April 16, 1999, its rights and responsibilities under each of the Servicing Agreements have been terminated (other than rights and responsibilities (a) which, under such Servicing Agreements, survive MFI's replacement as Servicer and (b) such rights and responsibilities as are specifically set forth in the Supplementary Servicing Agreement). MFI further acknowledges and agrees that neither the Collateral Agent nor DFC shall be required to deliver to MFI a Servicer Termination Notice under such Servicing Agreements in order to effectuate the agreements set forth in this Agreement.

           6. Assignability. DFC's release under paragraph 2 hereof shall be expressly assumed by any purchaser or assignee of the Notes. The Monaco Parties' release under paragraph 1 hereof shall be expressly assumed by any purchaser or assignee of any of the stock of MFI, MF3 or MF4 currently owned by a Monaco Party. PUSA's and MFI's agreements under paragraph 4 hereof shall be expressly assumed by any purchaser or assignee of MFI's debt to PUSA.

           7. Counterparts. This Release may be executed in one or more counterparts (including counterparts executed on facsimile copies or delivered by facsimile), each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

           8. Governing Law; Effectiveness. This Release shall be governed by and construed in accordance with the laws of the State of New York. This Release shall be effective concurrently with the effectiveness of the Credit Agreements.

           9. Jurisdiction, Etc. Each of the parties hereto agrees that the provisions of Section 15.08 of the Credit Agreements shall apply to them with respect to this Release.

           IN WITNESS WHEREOF, the parties have caused this Release to be executed by their respective officers thereunto duly authorized, as of the date first above written.


DAIWA FINANCE CORPORATION      MONACO FINANCE, INC.

By:_______________________________
By:_______________________________
Name:_____________________________
Name:_____________________________
Title:______________________________
Title:______________________________


MF RECEIVABLES CORP. III            MF RECEIVABLES CORP. IV

By:_______________________________
By:_______________________________
Name:_____________________________
Name:_____________________________
Title:______________________________
Title:______________________________


PACIFIC USA HOLDINGS CORP.

By:_______________________________
Name:_____________________________
Title:______________________________

                          TABLE OF CONTENTS

                                                                            Page

ARTICLE I       DEFINITIONS.......................................1
      Section 1.01......................................Definitions
           1
      Section 1.02..............................General Information
           18
      Section 1.03.........................................Headings
           18
      Section 1.04..................Independence of Covenants, etc.
           18

ARTICLE II      COMMITMENT ......................................18
      Section 2.01.........................................Advances
           18
      Section 2.02.............................Borrowings; Closings
           19
      Section 2.03..............................Notices of Advances
           20
      Section 2.04..................................Use of Proceeds
           20
      Section 2.05...............................Security Agreement
           21
      Section 2.06..................................Increased Costs
           21
      Section 2.07............................................Taxes
           23
      Section 2.08.............................................Term
           25
      Section 2.09.............................Payment Instructions
           25

ARTICLE III     .....................REPRESENTATIONS AND WARRANTIES
      25
      Section 3.01General Representations and Warranties of the Borrower
           25
      Section 3.02.General Representations and Warranties of Monaco
           29
      Section 3.03   Representations  and  Warranties  with  Respect to
           the Designated
                Auto Loans.......................................33
      Section 3.04   Representations   and   Warranties   Relating   to
           Additional
                Qualified Auto Loans.............................38

ARTICLE IV      CONDITIONS OF OBLIGATION TO MAKE.................39
      Section 4.01.................................Other Agreements
           39
      Section 4.02Opinion with Respect to Certain Bankruptcy Matters
           39
      Section 4.03........................Opinions of Local Counsel
           39
      Section 4.04...........................Officer's Certificates
           39
      Section 4.05...............Organizational and Other Documents
           39
      Section 4.06.............................Financing Statements
           40
      Section 4.07...............................Necessary Consents
           40
      Section 4.08........................Payment of Commitment Fee
           40
      Section 4.09.........................................Searches
           40

ARTICLE V       CONDITIONS OF OBLIGATION TO MAKE.................40
      Section 5.01......Performance of Obligations; No Old Advances
           40
      Section 5.02........Representations True; No Event of Default
           40
      Section 5.03............................................Taxes
           40
      Section 5.04...................No Merger or Change in Control
           41
      Section 5.05...........................Consents and Approvals
           41
      Section 5.06....................Proceedings, Instruments, etc
           41
      Section 5.07......Loan Acquisition Agreement; Use of Proceeds
           41
      Section 5.08..................................Other Documents
           41
      Section 5.09   Continuance of a Funding  Termination  Event or an
           Event
                of Default.......................................41

ARTICLE VI ....................COVENANTS OF MONACO AND THE BORROWER
      42
      Section 6.01.............................Additional Covenants
           42

ARTICLE VII     CERTAIN SPECIAL RIGHTS...........................42
      Section 7.01..............................Home Office Payment
           42
      Section 7.02....................................Certain Taxes
           43
      Section 7.03...................Substitution of Initial Lender
           43

ARTICLE VIII    ADVANCE MATURITY; ADVANCE PREPAYMENTS............43
      Section 8.01.................................Advance Maturity
           43
      Section 8.02............................Voluntary Prepayments
           44
      Section 8.03............................Mandatory Prepayments
           44
      Section 8.04................................Prepayment Notice
           44

ARTICLE IX      ASSIGNMENTS AND PARTICIPATIONS...................44
      Section 9.01......................................Assignments
           44
      Section 9.02...................................Participations
           45

ARTICLE X       CERTAIN COVENANTS OF THE BORROWER................46
      Section 10.01...........................Maintenance of Office
           46
      Section 10.02.......................................Existence
           46
      Section 10.03............General Maintenance of Business, etc
           46
      Section 10.04......................................Inspection
           46
      Section 10.05........................Compliance with Law, etc
           47
      Section 10.06.....................Payment of Taxes and Claims
           47
      Section 10.07.....................Limitations on Indebtedness
           47
      Section 10.08..........................Restricted Investments
           47
      Section 10.09..............................Nature of Business
           47
      Section 10.10....................................Independence
           47
      Section 10.11....................Other Agreements and Parties
           49
      Section 10.12..........................Investment Company Act
           49
      Section 10.13.........................Purchases of Auto Loans
           49
      Section 10.14...........................................Liens
           50

ARTICLE XI      CERTAIN COVENANTS OF MONACO......................50
      Section 11.01.......................................Existence
           50
      Section 11.02........................Compliance with Law, etc
           50
      Section 11.03.....................Payment of Taxes and Claims
           51
      Section 11.04......................................Inspection
           51
      Section 11.05........................Consolidation and Merger
           51
      Section 11.06..............................Further Assurances
           51
      Section 11.07....................................Independence
           51
      Section 11.08....................Other Agreements and Parties
           53
      Section 11.09..........................Servicing Arrangements
           53
      Section 11.10...........Preservation of Quality of Auto Loans
           54

ARTICLE XII     INFORMATION TO BE FURNISHED TO LENDER............54
      Section 12.01.....Information to Be Furnished by the Borrower
           54
      Section 12.02...........Information to Be Furnished by Monaco
           54

ARTICLE XIII    DEFAULTS.........................................55
      Section 13.01....Events of Default; Acceleration of Advancess
           55
      Section 13.02................................Default Remedies
           57
      Section 13.03...............................Notice of Default
           58
      Section 13.04...........Annulment of Acceleration of Advances
           58

ARTICLE XIV     INDEMNIFICATION AND FUNDING LOSSES...............59
      Section 14.01.................................Indemnification
           59
      Section 14.02Indemnification with respect to the Designated Auto Loans
           61
      Section 14.03...................................Funding Losse
           62

ARTICLE XV MISCELLANEOUS.........................................63
      Section 15.01.........................................Notices
           63
      Section 15.02........................................Survival
           63
      Section 15.03..........................Successors and Assigns
           63
      Section 15.04............................Amendment and Waiver
           63
      Section 15.05....................................Counterparts
           64
      Section 15.06.......................Reproduction of Documents
           64
      Section 15.07...................................Governing Law
           64
      Section 15.08...............Consent to Jurisdiction and Venue
           65
      Section 15.09.....................................No Petition
           65
      Section 15.10.................................Acts of Lender.
           65
      Section 15.11.................................Confidentiality
           66

                              EXHIBITS


EXHIBIT A  Form of Notes
EXHIBIT B  Form of Borrowing Notice
EXHIBIT C  Form of Security Agreement
EXHIBIT D  Monaco Program Manual